June 30, 2020

Supplement

SUPPLEMENT DATED JUNE 30, 2020 TO THE PROSPECTUSES OF
Morgan Stanley Europe Opportunity Fund, Inc., dated February 28, 2020, as amended April 30, 2020
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2020
Morgan Stanley Insight Fund, dated March 27, 2020
Morgan Stanley Mortgage Securities Trust, dated February 28, 2020
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2020

The following is added at the end of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares at Stifel

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund's Prospectus or SAI still apply.

Please retain this supplement for future reference.

MSRETINTERMPROSPT 7/20